UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): January 7, 2011

SUNOVIA ENERGY TECHNOLOGIES, INC.
(Exact name of registrant as specified in its charter)

Nevada	333-139774	98-0550703
(State or Other Jurisdiction	(Commission File	(I.R.S. Employer
of Incorporation)	Number)	Identification Number)

106 Cattlemen Road
Sarasota, Florida  34232
(Address of principal executive offices) (zip code)

941-751-6800
 (Registrant's telephone number, including area code)

Copies to:
Patricia C. Meringer
Corporate Counsel & Secretary
Sunovia Energy Technologies, Inc.
106 Cattlemen Road
Sarasota, Fl  34232
Phone: 941-751-6800
Fax: 941-751-6853

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01     Other Events

On January 7, 2011, Sunovia Energy Technologies, Inc. (“Sunovia”) issued a letter to its shareholders relating to the Company’s operating results as reported in its annual report for the year ended July 31, 2010 and quarterly report for the quarter ended October 31, 2010.  A copy of the letter to shareholders is attached as Exhibit 99.1 and incorporated herein by reference.

Item 9.01     Financial Statements and Exhibits.

(a)	Financial statements of businesses acquired.

Not applicable

(b)	Pro forma financial information.

Not applicable

(c)	Shell company transactions.

Not applicable

(d)	Exhibits

Exhibit Number	Description

99.1	Letter to Shareholders dated January 7, 2011

SIGNATURES

Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SUNOVIA ENERGY TECHNOLOGIES, INC.

Dated: January 11, 2011	By:	/s/ Patricia C. Meringer
Name: Patricia C. Meringer
Title: Secretary